SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 20, 2011


                          SYNERGY RESOURCES CORPORATION
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


             Colorado                       None                    20-2835920
----------------------------   ---------------------     ----------------------
(State or other jurisdiction   (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)



                                20203 Highway 60
                           Platteville, Colorado 80651
               --------------------------------------------------
          (Address of principal executive offices, including Zip Code)


             Registrant's telephone number, including area code: (970) 737-1073
                                                                 --------------

                                       N/A
                        --------------------------------
          (Former name or former address if changed since last report)

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Item 8.01   Other Events

     On July 20, 2011 the Company sold oil and gas leases covering 2,400 gross (1,355 net) acres for cash of $3,386,350. The oil leases were sold to an unrelated oil and gas corporation and are all located in Weld and Morgan Counties, Colorado. There are no oil or gas wells on any of the leases.

     On July 21, 2011 the Company, to comply with the NYSE Amex Company Guide, amended its Code of Ethics to cover all of the Company's officers, directors and employees. Previously, the Company's Code of Ethics only applied to the Company's Principle Executive and Senior Financial Officers.

Item 9.01   Financial Statements and Exhibits

Exhibit 14   Code of Ethics, as amended

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2011


                                    SYNERGY RESOURCES CORPORATION


                                    By:/s/ Ed Holloway
                                       -------------------------------------
                                       Ed Holloway, President

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